Supplement to the

Fidelity® Four-In-One Index Fund

A Fund of Fidelity Oxford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2007

The following information replaces similar information found in the "Fund Holdings Information" section on page 39.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end.

IDVB-07-01 June 29, 2007
1.730856.110